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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549





                                    FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 19, 2004



                             HALSEY DRUG CO., INC.



                  616 N. North Court, Palatine, Illinois 60067


                                 (847-705-7709)


              695 North Perryville Road, Rockford, Illinois 61107
                                (Former Address)

Incorporated under the laws of          Commission File Number                  I.R.S. Employer Identification Number
     State of New York                         1-10113                                       11-0853640
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     This Current Report on Form 8-K is filed by Halsey Drug Co., Inc., a New
York corporation (the "Company"), in connection with the matters described herein.

Item 5.     Other Events

     On March 19, 2004, the Company and its wholly-owned subsidiary, Axiom
Pharmaceutical Corporation, a Delaware corporation ("Axiom"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with IVAX
Pharmaceuticals New York LLC, a New York limited liability company ("IVAX").
Pursuant to the Asset Purchase Agreement, the Company and Axiom agreed to sell to IVAX substantially all of the assets located at the Company's former manufacturing sites in Congers, New York. Shareholder approval is necessary to complete this transaction and will be sought at the next annual meeting of shareholders. In connection with the Asset Purchase Agreement, the Company, IVAX and certain holders of the Company's voting securities, who, collectively, control more than two-thirds of the Company's voting securities, entered into a voting agreement (the "Voting Agreement") which obligates these securityholders to vote to approve the transaction. IVAX is using the Company's assets located at the Congers facilities under a Use and License Agreement until the shareholder meeting.


     Copies of the Asset Purchase Agreement, the Voting Agreement and the Use and License Agreement are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively. The foregoing summary of the transaction is qualified in its entirety by reference to the Asset Purchase Agreement, the Voting Agreement and the Use and License Agreement, which are incorporated herein by reference.
A copy of the press release announcing the sale is attached hereto as
Exhibit 99.1.


Item 7.     Financial Statements and Exhibits.

(b)    Exhibits

Exhibit
Number                         Description
-------                       -----------
2.1                           Asset Purchase Agreement, dated March 19, 2004, by
                              and among Halsey Drug Co., Inc., Axiom Pharmaceutical
                              Corporation and IVAX Pharmaceuticals New York LLC

10.1                          Voting Agreement, dated March 19, 2004, by and
                              among Halsey Drug Co., Inc., IVAX Pharmaceuticals
                              New York LLC and certain holders of Halsey Drug Co., Inc.'s voting securities

10.2                          Use and License Agreement, dated March 19, 2004, by and
                              among Halsey Drug Co., Inc., Axiom Pharmaceutical Corporation
                              and IVAX Pharmaceuticals New York LLC

99.1                          Press Release of Halsey Drug Co., Inc. dated March 24, 2004.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HALSEY DRUG CO., INC.


                                         By:    /s/ Andrew D. Reddick
                                             -----------------------------------
                                             Andrew D. Reddick
                                             President & Chief Executive Officer

Date:   March 24, 2004
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                                 EXHIBIT INDEX

Exhibit
Number                         Description
-------                       -----------
2.1                           Asset Purchase Agreement, dated March 19, 2004, by and
                              among Halsey Drug Co., Inc., Axiom Pharmaceutical Corporation
                              and IVAX Pharmaceuticals New York LLC

10.1                          Voting Agreement, dated March 19, 2004, by and among Halsey
                              Drug Co., Inc., IVAX Pharmaceuticals New York LLC and certain holders of Halsey Drug Co., Inc.'s voting securities

10.2                          Use and License Agreement, dated March 19, 2004, by and among
                              Halsey Drug Co., Inc., Axiom Pharmaceutical Corporation and IVAX
                              Pharmaceuticals New York LLC

99.1                          Press Release of Halsey Drug Co., Inc. dated March 24, 2004.
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